Exhibit 10.43
                                                      -------------


                      CHANGE ORDER NO. 10A

                     DATED November 6, 1998

                               TO

                   PURCHASE AGREEMENT NO. 1663

                             BETWEEN

                       THE BOEING COMPANY

                               AND

                     UNITED AIR LINES, INC.


THIS CHANGE ORDER PERTAINS TO BLOCK B "A"-MARKET AIRCRAFT AND
[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



Purchase Agreement No. 1663, dated December 18, 1990 between The
Boeing Company and United Air Lines, Inc. as previously amended
(the Agreement) is hereby further amended as follows:

I.     Effect of Changes on Exhibit A-3 (Detail Specification).
       -------------------------------------------------------

     The attached Price Tabulation including the effects of the changes listed shall be incorporated into Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

NOTE:     The Original Release of Detail Specification
[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] had not been completed at the time of signing of this Change Order 10A. Boeing will provide such revision within ninety (90) days of execution of this Change Order 10A.

II.     Effect of Changes on the Purchase Agreement (Except Exhibit A-3).
        ----------------------------------------------------------------

     The effects of the foregoing changes, except Rapid
Revisions, are as follows:

     A.     Delivery Schedule.
            -----------------

            There is no change to the Aircraft delivery schedule as set forth in Article 2.1 of the Agreement on account of the attached changes.


P.A. 1663


Change Order No. 10A to
Purchase Agreement No. 1663
Page 2


     B.     Aircraft Price.
            --------------

            The Basic Price of each affected Model 777-222 "A"
Market Aircraft as set forth in Article 3 of the Agreement is adjusted on account of the foregoing changes as follows:


Contract Delivery Month            Per Aircraft Price Adjustment
                                   [*CONFIDENTIAL MATERIAL
                                    OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EX-
                                    CHANGE COMMISSION PURSUANT
                                    TO A REQUEST FOR CON-
                                    FIDENTIAL TREATMENT]
______________________________      _____________________________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     C.     Advance Payment Base Price.
            --------------------------

       The effects of the attached Weight and Price Tabulation are already included in the Advance Payment Base Prices set forth in Article 5.1 of the Agreement for the affected Aircraft.

SIGNED as of the day and year first above written.

                     **********************

THE BOEING COMPANY                 UNITED AIR LINES, INC.


By  /s/ Brian R. Belka             By /s/ Douglas A. Hacker
    ------------------                ---------------------
                                          Douglas A. Hacker

Its Attorney-in-Fact               Its Senior Vice President and
    ----------------                   -------------------------
                                       Chief Financial Officer




P.A. 1663


Attachment to Change Order No. 10A
to Purchase Agreement No. 1663
Page 1 of 8

                        Price Tabulation
                   UAL Model 777-222 Aircraft

Block B "A" Market Aircraft and[*CONFIDENTIAL MATERIAL OMITTED
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                             Changes

Change        Change        Engineering      Change
Number        Title         Tab Block        Price
                            (AINs)           [*CONFIDENTIAL
                                             MATERIAL
                                             OMITTED AND
                                             FILED
                                             SEPARATELY
                                             WITH THE
                                             SECURITIES
                                             AND EXCHANGE
                                             COMMISSION
                                             PURSUANT TO
                                             A REQUEST
                                             FOR
                                             CONFIDENTIAL
                                             TREATMENT]
__________  _________       ___________      ______________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1663


Attachment to Change Order No. 10A
to Purchase Agreement No. 1663
Page 2 of 8


Change        Change        Engineering      Change
Number        Title         Tab Block        Price
                            (AINs)           [*CONFIDENTIAL
                                             MATERIAL
                                             OMITTED AND
                                             FILED
                                             SEPARATELY
                                             WITH THE
                                             SECURITIES
                                             AND EXCHANGE
                                             COMMISSION
                                             PURSUANT TO
                                             A REQUEST
                                             FOR
                                             CONFIDENTIAL
                                             TREATMENT]
__________  _________       ___________      ______________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1663


Attachment to Change Order No. 10A
to Purchase Agreement No. 1663
Page 3 of 8


Change        Change        Engineering      Change
Number        Title         Tab Block        Price
                            (AINs)           [*CONFIDENTIAL
                                             MATERIAL
                                             OMITTED AND
                                             FILED
                                             SEPARATELY
                                             WITH THE
                                             SECURITIES
                                             AND EXCHANGE
                                             COMMISSION
                                             PURSUANT TO
                                             A REQUEST
                                             FOR
                                             CONFIDENTIAL
                                             TREATMENT]
__________  _________       ___________      ______________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1663


Attachment to Change Order No. 10A
to Purchase Agreement No. 1663
Page 4 of 8


Change        Change        Engineering      Change
Number        Title         Tab Block        Price
                            (AINs)           [*CONFIDENTIAL
                                             MATERIAL
                                             OMITTED AND
                                             FILED
                                             SEPARATELY
                                             WITH THE
                                             SECURITIES
                                             AND EXCHANGE
                                             COMMISSION
                                             PURSUANT TO
                                             A REQUEST
                                             FOR
                                             CONFIDENTIAL
                                             TREATMENT]
__________  _________       ___________      ______________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1663


Attachment to Change Order No. 10A
to Purchase Agreement No. 1663
Page 5 of 8


Change        Change        Engineering      Change
Number        Title         Tab Block        Price
                            (AINs)           [*CONFIDENTIAL
                                             MATERIAL
                                             OMITTED AND
                                             FILED
                                             SEPARATELY
                                             WITH THE
                                             SECURITIES
                                             AND EXCHANGE
                                             COMMISSION
                                             PURSUANT TO
                                             A REQUEST
                                             FOR
                                             CONFIDENTIAL
                                             TREATMENT]
__________  _________       ___________      ______________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1663


Attachment to Change Order No. 10A
to Purchase Agreement No. 1663
Page 6 of 8


Change        Change        Engineering      Change
Number        Title         Tab Block        Price
                            (AINs)           [*CONFIDENTIAL
                                             MATERIAL
                                             OMITTED AND
                                             FILED
                                             SEPARATELY
                                             WITH THE
                                             SECURITIES
                                             AND EXCHANGE
                                             COMMISSION
                                             PURSUANT TO
                                             A REQUEST
                                             FOR
                                             CONFIDENTIAL
                                             TREATMENT]
__________  _________       ___________      _______________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1663


Attachment to Change Order No. 10A
to Purchase Agreement No. 1663
Page 7 of 8


Change        Change        Engineering      Change
Number        Title         Tab Block        Price
                            (AINs)           [*CONFIDENTIAL
                                             MATERIAL
                                             OMITTED AND
                                             FILED
                                             SEPARATELY
                                             WITH THE
                                             SECURITIES
                                             AND EXCHANGE
                                             COMMISSION
                                             PURSUANT TO
                                             A REQUEST
                                             FOR
                                             CONFIDENTIAL
                                             TREATMENT]
__________  _________       ___________      ______________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1663


Attachment to Change Order No. 10A
to Purchase Agreement No. 1663
Page 8 of 8


                       Total Weight Change


Engineering Tab Block          MEW                    OEW

[*CONFIDENTIAL            (SEE NOTE 1)           (SEE NOTE 1)
MATERIAL OMITTED
AND FILED
SEPARATELY WITH
THE SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT]

[*CONFIDENTIAL            (SEE NOTE 1)           (SEE NOTE 1)
MATERIAL OMITTED
AND FILED
SEPARATELY WITH
THE SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT]


NOTE 1: Weight change data was not completed at the time of signing this Change Order. Weights will be provided to Buyer not later than 30 days after the date of execution of this Change
Order.




                       Total Price Change


Engineering Tab Block                  Total Price Per Aircraft
                                       [*CONFIDENTIAL MATERIAL
                                       OMITTED AND FILED
                                       SEPARATELY WITH THE
                                       SECURITIES AND EXCHANGE
                                       COMMISSION PURSUANT TO A
                                       REQUEST FOR CONFIDENTIAL
                                       TREATMENT]
_________________________              __________________________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1663